SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                     ---------------------------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED)  DECEMBER 24, 2002
                                                         ----------------


                                NTL INCORPORATED
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               (Exact Name of Registrant as Specified in Charter)


    Delaware                      0-30673                      13-4105887
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(State or Other                (Commission                 (IRS Employer
 Jurisdiction of                 File Number)               Identification No.)
   Incorporation)



110 East 59th Street, New York, New York                                10022
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(Address of Principal Executive Offices)                             (Zip Code)


        Registrant's Telephone Number, including area code (212) 906-8440
                                                           --------------



          -------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

ITEM 7.    FINANCIAL STATEMENTS AND EXHIBITS.                            PAGE
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           Exhibits

99.1 Fourth Supplementary Prospectus in accordance with the UK Public Offers of Securities Regulations 1995


ITEM 9.    REGULATION FD DISCLOSURE.
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On December 24, 2002, NTL Incorporated filed with the appropriate office in the
U.K. a Fourth Supplementary Prospectus in accordance with UK Public Offers of Securities Regulations 1995.

                                   SIGNATURES
                                   ----------


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        NTL INCORPORATED
                                        (Registrant)


                                        By:    /s/ Richard J. Lubasch
                                        ---------------------------------
                                        Name:  Richard J. Lubasch
                                        Title: Executive Vice President -
                                                General Counsel

Dated: December 30, 2002

                                 EXHIBIT INDEX
                                 -------------

Exhibit
-------

99.1 Fourth Supplementary Prospectus in accordance with the UK Public Offers of Securities Regulations 1995


                                                                    Exhibit 99.1



THIS DOCUMENT IS IMPORTANT AND REQUIRES YOUR IMMEDIATE ATTENTION. If you receive this document in the United Kingdom and are in any doubt about the contents of this document, you should consult a person authorised for the purposes of the UK Financial Services and Markets Act 2000 who specialises in advising on the acquisition of shares and other securities, or another appropriate professional adviser, without delay.


















               ---------------------------------------------------

                                     NEW NTL

                         FOURTH SUPPLEMENTARY PROSPECTUS
                               IN ACCORDANCE WITH
               THE UK PUBLIC OFFERS OF SECURITIES REGULATIONS 1995

               ---------------------------------------------------


















                                December 24, 2002

This document constitutes a further supplementary prospectus (the "Fourth Supplementary Prospectus") which has been drawn up in relation to New NTL in accordance with the UK Public Offers of Securities Regulations 1995 (1995/1537) as amended (the "POS Regulations"). This Fourth Supplementary Prospectus is supplementary to a prospectus (the "POS Prospectus") dated July 15, 2002, a supplementary prospectus (the "Supplementary Prospectus") dated August 27, 2002, a second supplementary prospectus (the "Second Supplementary Prospectus") dated October 15, 2002 and a third supplementary prospectus (the "Third Supplementary Prospectus") dated November 15, 2002. This Fourth Supplementary Prospectus has been drawn up with respect to the issue of Series A Warrants by New NTL under the Plan to persons resident in the United Kingdom (the "POS Warrant Offering") and has been prepared in order to satisfy the requirements of Regulation 10 of the POS Regulations.

Those persons resident in the United Kingdom to whom the POS Warrant Offering is being made should carefully read this Fourth Supplementary Prospectus, the Third Supplementary Prospectus, the Second Supplementary Prospectus, the Supplementary Prospectus (together the "Supplements") and the POS Prospectus in their entirety.

A copy of each of the POS Prospectus and the Supplements has been delivered for registration to the Registrar of Companies in England & Wales and is available upon request free of charge to the public during normal business hours at NTL Group Limited's registered office at ntl House, Bartley Wood Business Park, Hook, Hampshire RG27 9UP, England in accordance with the POS Regulations.


INTERPRETATION

1. Save as otherwise defined in this Fourth Supplementary Prospectus, words and phrases in this document shall have the meanings ascribed to them in the POS Prospectus and the Supplements.

RESPONSIBILITY

2. New NTL and the Existing Directors accept responsibility for the information contained in this Fourth Supplementary Prospectus as it relates specifically to the New NTL Group. To the best of the knowledge and belief of the Existing Directors, who have taken all reasonable care to ensure that such is the case, the information relating specifically to the New NTL Group contained in this Fourth Supplementary Prospectus is in accordance with the facts in existence on December 23, 2002 and does not omit anything as of such date likely to affect the import of such information.

3. Because their appointments are still conditional upon a number of external and internal matters being satisfied, the Designated Directors have not authorised themselves to be named as future directors of New NTL for the purposes of Regulation 13(1)(c) of the POS Regulations and accordingly have stated that they do not take responsibility for this Fourth Supplementary Prospectus. For the purposes of this Fourth Supplementary Prospectus, the "Designated Directors" are those persons defined as such in the Second Supplementary Prospectus, save for Duncan Lewis who has vacated his position as a future director of New NTL.

NEW NTL EXIT FACILITY

4. On or before the Effective Date, it is intended that New NTL will enter into the New NTL Exit Facility substantially on the terms set out in paragraphs 5 to 12 below.

5. The New NTL Exit Facility will be evidenced by Senior Secured Notes which mature on January 1, 2010 (the "Notes"). Initial purchasers of the Notes will also purchase 500,000 shares of New NTL Common Stock on the Effective Date, together with associated Series A Junior Purchase Rights under New NTL's Rights Plan. The gross proceeds from the Notes and such shares will total $500,000,000. The aggregate principal amount accretes over time in consequence of which the amount repayable at maturity of the Notes (and in certain other circumstances) will be $558,600,000*. Interest will accrue on the Notes at a rate of 19% per annum, payable in cash semi-annually in arrears on January 1 and July 1, commencing on July 1, 2003. Alternatively, New NTL may elect in respect of the July 1, 2003 interest payment date to pay interest by the issue of additional pay-in-kind ("PIK") Notes and may make a similar election for the next two interest payment dates if cash or cash equivalents falls below a certain level. Any such PIK Notes issued shall increase the aggregate principal amount of the Notes, and accrete at the same rate, accordingly.

______________

* this amount is subject to (non-material) change as a function of the date on which the Effective Date occurs

6. The Notes will be guaranteed on a senior basis by the following subsidiary undertakings of New NTL: NTL Digital (US) Inc., CableTel Ventures Limited, Bearsden Nominees, Inc., CableTel Programming, Inc., NTL International Services, Inc. and NTL Funding (NJ), Inc. (collectively the "Senior Guarantors"). The Notes will be guaranteed on a subordinated basis by Communications Cable Funding Corp. (the "Subordinated Guarantor"). The
     obligations  of  the  Subordinated   Guarantor  under  the  Notes  will  be
     subordinated to the Subordinated Guarantor's obligations under the Working Capital Facility.

7. The Notes will be secured by a lien on and a security interest over (i) all of the issued and outstanding capital stock held by New NTL and the Senior Guarantors in direct subsidiaries incorporated in the United States and 65% of the capital stock of direct subsidiaries which are incorporated outside the United States, (ii) substantially all of the assets and properties owned by New NTL and the Senior Guarantors and (iii) the capital stock held by NTL Group Limited in NTL (Triangle) LLC.

8. New NTL may redeem some or all of the Notes at any time at the redemption prices set out below save that the Redemption Price shall be at 100% if New NTL elects to prepay Notes using the proceeds of a rights offering prior to the first anniversary of the Effective Date (the "ED Anniversary"):-

          REDEMPTION  DATE                                REDEMPTION PRICE
                                                         (as percentage of
                                                           accreted value)
          Effective Date   - ED Anniversary                    111.0%
          ED Anniversary   - December 31, 2006                 122.0%
          January 1, 2007  - December 31, 2007                 111.0%
          January 1, 2008  - December 31, 2008                 105.5%
          January 1, 2009  - December 31, 2009                 100.0%

9. If New NTL undergoes a Change of Control it must offer to repurchase the Notes at a purchase price of 101% of the face amount at maturity of the Notes together with accrued and unpaid interest thereon. For these purposes "Change of Control" includes: the adoption of any plan for the liquidation or dissolution of New NTL; the acquisition of beneficial ownership of at least 30% of the capital stock of New NTL; and the Designated Directors (or other directors approved by them) ceasing to constitute a majority of the New NTL board.

10. The indenture governing the Notes will impose operating and financial restrictions on New NTL and certain of its subsidiaries. These restrictions will affect and in some cases significantly limit or prohibit (among other things) the ability of these companies to do the following: make restricted payments, incur additional indebtedness and issue preferred stock, create liens, pay dividends on stock or repurchase stock, sell all or substantially all of their assets or merge with or into other companies or engage in certain transactions with affiliates. In particular, the indenture will provide that (with certain limited exceptions) the net proceeds of certain asset dispositions may only be used to repay specified indebtedness, subject to the ability to reinvest a small amount of the proceeds in capital expenditure. Save with respect to certain limited categories of permitted indebtedness, the ability to incur further indebtedness by the New NTL Group will be subject to significant limitations. The indenture will also provide that any merger of New NTL with another entity which does not otherwise constitute a Change of Control must be conditional upon the refinancing of the Notes.

11. The indenture governing the Notes will provide that amendments to its terms require the consent of a simple majority or, in some cases, 67% of holders of Notes by face principal amount, save that amendments to negative covenants or to the terms of certain events of default with respect to significant subsidiaries require the consent of holders of Notes of at least 80% in face principal amount and, further, amendments to specified terms of the Notes (chiefly: maturity, principal amount, interest, redemption premium and amendments to events of default with respect to designated entities) require the consent of all holders.

12. New NTL will use the proceeds of the New NTL Exit Facility to (i) consummate the Plan including: repay in full principal and interest under the DIP Facility, purchase the Delaware/NTL (UK) Group Note, repay inter-company and pay transaction costs related to consummation of the Plan, and (ii) provide working capital to New NTL and its subsidiaries.

OTHER FINANCING MATTERS

13. Formal approval as to amended terms for the UK Senior and Working Capital Facilities to be restated with effect from the Effective Date is currently being sought from all the Senior Banks and Working Capital Banks and is expected to be obtained in the near future. As indicated in the Third Supplementary Prospectus, such agreement includes modifications to the financial covenants which are to apply following the Effective Date to reflect lower anticipated growth and capital expenditure. The modifications also incorporate into the amended credit facilities the Change of Control definitions from the New NTL Exit Facility indenture referred to in paragraph 9 above and impose stipulations as to the manner in which the net proceeds of asset dispositions must be applied similar to those to be incorporated in the New NTL Exit Facility. In addition, the revolving credit facility contained in the Senior Credit Facility will no longer be subject to pre-maturity reductions in borrowing commitments. In consideration of the agreement to these modifications, the restructuring fee payable to the Senior Banks and the Working Capital Banks on the Effective Date will be increased to 2% of outstanding commitments as at May 2, 2002 under the respective credit facilities.

14. The lenders under the DIP Facility have notified the Debtors that the maturity date under such facility has been extended to December 31, 2002.

EXTENDED ROLE OF THE CREDITORS' COMMITTEE

15. On November 27, 2002, as required by the Confirmation Order made in connection with the Plan, a certificate was filed with the Bankruptcy Court describing the Debtors' calculation of the Delaware/Inc. Cash Amount under the Plan. On the same date, a further motion was filed requesting the modification of the Plan to extend the life of the Creditors' Committee for six months after the Effective Date for the limited and exclusive purpose of filling any vacancies on the New NTL board of directors (including that arising from Duncan Lewis' vacation of office). Such motion was approved by the Bankruptcy Court on December 3, 2002.

CONDITIONAL DISCHARGE OF DIAMOND ADMINISTRATION CASES

16. On December 4, 2002, orders were granted by the UK Court for the discharge of the Diamond Administration Cases, such discharge only to take effect, without further action of the UK Court, at the same time as the satisfaction or waiver of the last of the other conditions precedent to the Plan.

MISCELLANEOUS

17. On November 20, 2002, the Bankruptcy Court approved a motion to effect the Plan Modification described in the Third Supplementary Prospectus. New NTL has, in consultation with the Creditors' Committee, elected to implement the Plan Modification and adjustments will be made to the number of securities in New NTL's capital accordingly. The authorised capital of New NTL upon the Effective Date will be 400 million shares of New NTL Common Stock.

18. In connection with the bar date for filing of securities claims against the Debtors pursuant to an order of the Bankruptcy Court, proofs of claim have been filed against New NTL, NTL (Delaware), Inc. and NTL Incorporated by Morgan Stanley Senior Funding Inc. for $11.4 million. Such claims are alleged in respect of advisory fees for financing commitments made in 1999. New NTL has 120 days from the Effective Date within which to object to the claims and believes it has grounds for doing so.

19. As of December 20, 2002, there remained only a total of 2,170 exercises of Equity Rights (including oversubscriptions) and 1,861 exercises of Noteholder Election Options which had not been revoked. Accordingly, after expenses, it is expected that there will be no or negligible net proceeds from such offerings.

20. As detailed in the POS Prospectus, the Office of Fair Trading (OFT) had been conducting an investigation under the UK Competition Act into BSkyB's activities, in particular the wholesale prices offered to rival distributors of pay television services. On December 17, 2002, the OFT announced that it had concluded its investigation. The conclusions of the OFT's analysis were that: (i) BSkyB has a dominant position for the wholesale supply of certain premium sports and film channels; (ii) with a borderline result, there are insufficient grounds for finding that BSkyB had abused a dominant position by exerting an anti-competitive margin squeeze against rival distributors of pay TV; (iii) there are insufficient grounds for finding that BSkyB had abused a dominant position in respect of the mixed bundling of its channels; and (iv) BSkyB had not infringed the UK Competition Act in respect of discounts it offered to distributors. Accordingly, BSkyB had not been found in breach of UK competition law.